PFF BANCORP INC.

DECEMBER 31, 2004 INVESTOR UPDATE SLIDES AVAILABLE

POMONA, Calif., February 1, 2005 (PR Newswire-First Call) -- PFF Bancorp, Inc. (NYSE:PFB), the holding company for PFF Bank & Trust, Diversified Builder Services, Inc. and Glencrest Investment Advisors, Inc., has posted its December 31, 2004 Investor Update Slides to the Investor Relations portion of the PFF Bank & Trust Web site at www.pffbank.com.

SOURCE: PFF Bancorp, Inc.

CONTACT:

Larry M. Rinehart or Gregory C. Talbott

PFF Bancorp, Inc.

350 So. Garvey Avenue

Pomona, CA  91766

(909) 623-2323